Exhibit 10.3

LETTER OF INTENT
AMENDMENT NO. 1

          This Letter of Intent Amendment No. 1 is dated as of April 30, 2008, by and between Hybrid Dynamics Corporation, (the “Company”) and Mark Klein (“Klein”), individually and on behalf of Delaware American Motors, LLC (“DAMLLC”) and Delaware American Motors, Inc. (“DAM”) (the Company, Klein, DAMLLC and DAM collectively referred to as the “Parties”).

          WHEREAS, the Company and Klein have previously entered into a Letter of Intent dated as of April 2, 2007 (“Original Agreement”); and

          WHEREAS, because certain conditions have not yet been satisfied, the Company and Klein desire to extend the Closing Date as set forth in the Original Agreement.

          NOW THEREFORE, for good and valuable consideration, the Parties agree as follows.

          1.       All terms not otherwise defined herein shall have the meaning ascribed to such terms in the Original Agreement.

          2.       The parties desire to extend the Closing Date for the transactions contemplated in the Original Agreement to May 31, 2008.

          3.       The Parties further agree to extend the date set forth in Section 14 of the Original Agreement to May 31, 2008.

          4.       Other than as provided for herein, the Original Agreement shall remain in full force and effect.

          5.       This Agreement may be executed in any number of counterparts and by facsimile, each of which shall be deemed an original and all of which shall constitute a single instrument.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date written hereof.

                                                                                          HYBRID DYNAMICS CORPORATION

                                                                                          By:   ____________________________________
                                                                                          Name: Paul Ressler, President

                                                                                          MARK KLEIN

                                                                                          _________________________________________
                                                                                          Mark Klein, individually and on behalf of DAMLLC
                                                                                          and DAM: